iShares®
iShares, Inc.
Supplement dated October 25, 2024 (the “Supplement”)
to the currently effective Summary Prospectus, Prospectus, and
Statement of Additional Information (the “SAI”) for the
iShares MSCI Global Silver and Metals Miners ETF (SLVP) (the “Fund”)
The following changes for the Fund are expected to take effect on or around November 26, 2024:
Change to the Fund’s “Principal Investment Strategies”
In the section entitled “Principal Investment Strategies” on page S‑2 of the Summary Prospectus and Prospectus, the first paragraph and the first sentence of the second paragraph are deleted in their entirety and replaced with the following:
The Fund seeks to track the investment results of the MSCI ACWI Select Silver Miners Investable Market Index (IMI) (the “Underlying Index”), which has been developed by MSCI Inc. (the “Index Provider” or “MSCI”) to focus on approximately 25 companies in developed and emerging markets that are involved in silver mining or exploration.
MSCI begins with the MSCI ACWI Investable Market Index (IMI), which captures large-, mid‑ and small-capitalization exposure across developed and emerging markets and selects securities of companies primarily mining silver. Companies that are not involved in silver mining are excluded. As necessary to reach the target constituent count of 25, companies in the gold and precious metals and minerals sub‑industries (under the Global Industry Classification Standard) in the MSCI ACWI IMI are selected in the following order:

•	Those that generate at least 25% of their revenue from silver mining;

•	Those that are involved in silver mining exploration; and

•	Those that generate some revenue (but less than 25%) from silver mining.
If necessary to reach 25 constituents, MSCI selects companies from the MSCI World Micro Cap Index, starting with those that primarily mine silver and then moving to the other eligible categories noted above.
The Underlying Index is a free float-adjusted market capitalization-weighted index. Any gold company that is a constituent is included at 5% of its free float market capitalization. A capping methodology limits all issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index, and all issuers with a weight above 5% do not, in the aggregate, exceed 50% of the Underlying Index. A buffer of 10% is applied to these limits at the time of rebalancing. The Underlying Index is reviewed quarterly.
The constituents of the Underlying Index may change over time.

Change to the Fund’s “Construction and Maintenance of the Underlying Indexes”
The first and second paragraphs of the section entitled “MSCI ACWI Select Silver Miners Investable Market Index (IMI)” on page 48 of the SAI are deleted in their entirety and replaced with the following:
Index Description. The MSCI ACWI Select Silver Miners IMI focuses on approximately 25 companies in developed and emerging markets that are involved in silver mining or exploration. MSCI selects constituents in the following order to reach a target count of 25, in descending order of the percentage of revenues generated from silver-related activities, unless otherwise noted:
1) Companies in the MSCI ACWI Investable Market Index (“MSCI ACWI IMI”) primarily mining silver; companies that are not involved in silver mining are excluded;
2) Companies in the MSCI ACWI IMI mining precious metals and minerals (“precious metals and minerals companies”) that generate at least 25% of revenues from silver mining;
3) Producers of gold and related products, including companies that mine or process gold and the South African finance houses that primarily invest in, but do not operate, gold mines (“gold companies”), in the MSCI ACWI IMI that generate at least 25% of revenues from silver mining;
4) Precious metals and minerals companies in the MSCI ACWI IMI not generating silver mining revenues but involved in silver mining exploration (in descending order of free float-adjusted market capitalization);
5) Gold companies in the MSCI ACWI IMI not generating silver mining revenues but involved in silver mining exploration (in descending order of free float-adjusted market capitalization);
6) Precious metals and minerals companies in the MSCI ACWI IMI Index generating a part of their revenues but less than 25% from silver mining;
7) Gold companies in the MSCI ACWI IMI Index generating a part of their revenues but less than 25% from silver mining;
8) Companies in the MSCI World Micro Cap Index primarily mining silver;
9) Precious metals and minerals companies in the MSCI World Micro Cap Index that generate at least 25% of revenues from silver mining;
10) Precious metals and minerals companies in the MSCI World Micro Cap Index not generating silver mining revenues but involved in silver mining exploration (in descending order of free float-adjusted market capitalization);
11) Precious metals and minerals companies in the MSCI World Micro Cap Index generating a part of their revenues but less than 25% from silver mining; and
12) Gold companies in the MSCI World Micro Cap Index generating revenues from silver mining.

If the number of constituents remains under 25 following all of the selection steps, the Underlying Index will contain only the number of selected constituents.
MSCI conducts the quarterly review of the index in the order noted above. All securities assigned in step 1 above are included in the index. If the target constituent count of 25 is reached in steps 2 through 7 above, all current constituents of the index assigned in the final step required to reach 25 constituents remain and any current constituents that had been assigned in the following steps are removed. Otherwise, all constituents after 25 are removed.
Any gold company that is a constituent is included at 5% of its free float market capitalization. A capping methodology limits all issuer weights so that no single issuer of a component exceeds 25% of the Underlying Index, and all issuers with a weight above 5% do not, in the aggregate, exceed 50% of the Underlying Index. A buffer of 10% is applied to these limits at the time of rebalancing.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑SUPP‑SLVP‑1024

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